COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017



     COHEN & STEERS
TOTAL RETURN REALTY FUND

---------------------------

     QUARTERLY REPORT
      MARCH 31, 2000

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


April 17, 2000

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers Total Return Realty Fund for the quarter ended March 31, 2000. The net asset value per share at that date was $10.47. In addition, during the quarter, three $0.08 per share monthly dividends were declared and paid.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 0.8%. This performance compares to the NAREIT Equity REIT Index* total return of 2.5%.

    Despite the near-chaotic behavior in nearly every corner of the financial markets so far this year, REITs remained steady and produced positive, albeit modest, returns which were competitive with the overall stock market. The Hotel and Regional Mall sectors, among the most depressed during 1999, rebounded to be among the best performers during the quarter as their fundamentals proved to be much better than expected. The Office sector also performed well as strong employment growth coupled with a restrained supply picture has continued to favor office building owners. Meanwhile, the Health Care sector once again produced negative returns as many of the beleaguered operators of these facilities continue to undergo financial restructuring.

    In our opinion, investment performance so far in 2000 appears to represent an important shift in investor sentiment and an improved supply/demand picture for REIT shares. In addition to the competitive returns in the latest quarter, and perhaps more importantly, REITs have produced positive 12-month returns for the first time since mid-1998. As shown in the chart it appears that on a cyclical basis, the REIT bear market may be coming to an end.



               NAREIT EQUITY REIT INDEX 12 MONTH TOTAL RETURNS

                             [PERFORMANCE GRAPH]


                                          QUARTER ENDED
-----------------------------------------------------------------------------------------------------------------
1Q92                     1Q93                  1Q94                 1Q95                   1Q96
-----------------------------------------------------------------------------------------------------------------
11.3  13.3  16.3   14.6  38.5  31  34.1  19.7  1.7  6.6  -4.5  3.2  -0.4  3.6  10.7  15.3  18.1  16.5  18.5  35.3


                             QUARTER ENDED
--------------------------------------------------------------------------
1Q97                    1Q98                   1Q99                   1Q00
33.2  33.8  40.5  20.3  18.9  8  -13.5  -17.5  -21.1  -9  -6.5  -4.6  2.6

Source: NAREIT


    Perhaps predictably, a number of influential Wall Street strategists have begun to recommend that their clients reduce their overall equity exposure and add REITs in their place. REITs are apparently again being viewed as both a safe haven for capital as well as a good source of current income. In a world where growth has been of foremost significance and current income has simply been unimportant to most investors, persistent efforts by the Federal Reserve to slow the economy by raising interest rates may have finally convinced market participants that the Fed will eventually prevail. Such a slowdown would probably favor income-oriented securities and, as a result, the U.S. Treasury market has staged a strong rally. This rally, no doubt, has been enhanced by the Treasury's program of repurchasing securities with funds generated by the budget surplus. Considering that interest rates are low while the economy is still showing strong growth, one can only imagine how low interest rates may ultimately fall to once the economy shows some signs of weakness. With equity REITs in general currently yielding well over 8%, and with these dividends having exhibited impressive growth over the past several years, REITs investment characteristics are becoming more highly valued.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.



    On the supply side, it is also symptomatic of a bottoming of REIT share prices that capital raising has virtually ground to a halt. As shown in the table, REITs raised only $646 million in equity (more than half of which was preferred stock) in the first quarter, a 60% decline from a year ago, and a 93% decline from two years ago. Debt capital raised declined by a lesser, but still significant amount. Further, total equity issuance by REITs during the 12-month period ended March 31, at $5.8 billion, was the lowest 12-month total since the second quarter of 1993.

          Capital Raised by REITs ($millions)
First Quarter of:              Debt    Equity    Total
    1998                      $5,427   $9,009   $14,436
    1999                       4,047    1,600     5,647
    2000                       1,938      646     2,584

Source: NAREIT

    In addition to the lack of demand for new capital, outflows from real estate mutual funds slowed to a trickle, and the supply of existing REIT shares continued to shrink as many companies have persistently repurchased stock in the open market. By quarter's end, 59 REITs had authorized buybacks totaling nearly $6 billion. As a consequence of all the above, the REIT industry appears to us to be at or close to a bottom.

INVESTMENT OUTLOOK

    For most of the past two years REITs were unable to raise capital because it was either not available, or too highly priced. Today, however, it is our perception that the psychology of REIT management has begun to change. Resigned to the reality that the capital markets may not always be open to them, and because there are not a great deal of new investment opportunities, more and more companies are adopting self-financing business plans. This entails constant reevaluation of properties held in the portfolio and aggressively selling or repositioning those that do not meet their investment criteria. Proceeds from these sales are commonly used to fund higher return opportunities, repay debt or repurchase stock. Many other companies are finding privately financed joint ventures to be a preferable way to take advantage of opportunities. In short, many companies are learning to live well without constantly tapping the capital markets.

    To the extent that this thinking prevails, the supply side of the REIT share equation will continue to improve. The commonly held belief that at the first uptick in prices, REITs will flood the market with new stock issuance, has often helped to abort any meaningful recovery in their prices. A wide adoption of this new business model would be a clear departure from recent thinking. There are two other factors worthy of mention. First, the shares of nearly all REITs began the year at such unprecedented low valuations that even a strong price rally would still leave them undervalued. Second, because many companies have just recently implemented extensive repurchase programs of their own stock, it would be illogical for them to quickly reissue that equity unless they were confronted with some extraordinary investment opportunities. In these cases, however, it would be highly likely that any top tier company would be able to access capital privately in both a more efficient and low cost manner.

    Meanwhile, without the benefit of a great deal of new investments and little or no additional capital, the REIT industry has continued to enjoy healthy growth in earnings. Funds from operations (FFO) per share grew at an average of 10% in 1999 and are widely expected to grow by a further 9% in 2000. This growth potential is not confined to any single property type or geographic region -- it is an industry-wide phenomenon that is the result of the strong economy and discipline with respect to new construction. We do, however, expect the Office, Industrial and Apartment sectors to enjoy the highest growth rates and have accordingly maintained a strong weighting in these property types. We are particularly optimistic about owners of office buildings in major cities due to the demand for space fueled by


--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


employment growth, the impediments to new construction and the long lead times required to bring on new supply. We are somewhat concerned about the retail environment and have consequently maintained an under-weighted position in the sector. Following the strongest sales growth in a decade, the prospect of slower economic growth and the continued pressure of the Internet on both retail sales and margins, we expect investor psychology to be less positive on this sector than on many others.

    Two trends that we expect to continue are the emergence of more technology initiatives by property owners, and a clarification of plans by many REITs to establish taxable subsidiaries that will be allowed to operate beginning in 2001. Property owners are increasingly able to deliver goods and services to tenants and, in addition, manage their properties more efficiently due to advances in technology and the Internet. These initiatives enable the property owners to potentially increase revenue and reduce costs. For example, it appears that some REITs are targeting taxable subsidiaries as a means of either 1) providing services to tenants, 2) holding properties on a shorter-term basis than what is allowed in the REIT itself, or 3) purchasing properties that are expected to produce a high return but may be outside of the mainstream of the company's existing portfolio. Importantly, these initiatives are not only potentially additive to earnings but are also enabling many companies to employ 'new economy' strategies using their 'old economy' asset bases.

    It is always difficult to reconcile the efficiency of the financial market with the emotional extremes to which it tends to move. Just as many have questioned the high valuations afforded technology stocks, we have questioned the low valuations of realty stocks in light of their strong fundamentals. We believe that recent market activity is bringing valuations of both groups more in line with true underlying fundamentals. If these trends continue, it is our hope that the Fund will be able to deliver rewarding returns on both an absolute and relative basis.

    Sincerely,


                 MARTIN COHEN                   ROBERT H. STEERS

                 MARTIN COHEN                   ROBERT H. STEERS
                  President                        Chairman

--------------------------------------------------------------------------------
  Cohen & Steers is now online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.
--------------------------------------------------------------------------------




* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly-traded REITs that invest predominately in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.




--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 2000 (UNAUDITED)

                                                                    NUMBER
                                                                  OF SHARES             VALUE
                                                                  ----------         -----------
EQUITIES                                           98.14%
  COMMON STOCK                                     85.34%
    APARTMENT/RESIDENTIAL                          12.69%
        Apartment Investment & Management Co. -- Class
          A..............................................            40,700          $ 1,554,231
        Camden Property Trust............................            57,400            1,553,387
        Colonial Properties Trust........................            31,000              736,250
        Gables Residential Trust.........................            50,400            1,134,000
        Home Properties of New York......................            27,600              738,300
        Summit Properties................................            87,500            1,673,437
        United Dominion Realty Trust.....................           242,300            2,438,144
                                                                                     -----------
                                                                                       9,827,749
                                                                                     -----------

    HEALTH CARE                                    10.48%
        Health Care Property Investors...................           133,800            3,403,538
        Healthcare Realty Trust..........................            86,500            1,448,875
        Nationwide Health Properties.....................           240,900            2,514,394
        *Ventas..........................................           225,000              745,312
                                                                                     -----------
                                                                                       8,112,119
                                                                                     -----------

    HOTEL                                           8.32%
        FelCor Lodging Trust.............................           120,300            2,127,806
        Host Marriott Corp. .............................           143,800            1,276,225
        MeriStar Hospitality Corp. ......................           174,200            3,037,613
                                                                                     -----------
                                                                                       6,441,644
                                                                                     -----------

    INDUSTRIAL                                      6.90%
        First Industrial Realty Trust....................            86,400            2,354,400
        Pacific Gulf Properties..........................           152,300            2,988,887
                                                                                     -----------
                                                                                       5,343,287
                                                                                     -----------

    OFFICE                                         23.57%
        Arden Realty Group...............................           131,400            2,742,975
        Brandywine Realty Trust..........................           196,100            3,358,213
        CarrAmerica Realty Corp. ........................            99,000            2,091,375
        Crescent Real Estate Equities Co. ...............           167,200            2,926,000
        Highwoods Properties.............................           139,700            2,968,625
        Mack-Cali Realty Corp. ..........................           133,400            3,401,700
        SL Green Realty Corp. ...........................            32,000              760,000
                                                                                     -----------
                                                                                      18,248,888
                                                                                     -----------

    OFFICE/INDUSTRIAL                               7.68%
        Liberty Property Trust...........................           139,400            3,336,887
        Prime Group Realty Trust.........................           117,100            1,675,994
        Reckson Associates Realty Corp. -- Class B.......            45,570              934,185
                                                                                     -----------
                                                                                       5,947,066
                                                                                     -----------


--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           MARCH 31, 2000 (UNAUDITED)

                                                                    NUMBER
                                                                  OF SHARES             VALUE
                                                                  ----------         -----------
  SHOPPING CENTER                                  14.44%
    COMMUNITY CENTER                                4.08%
        Pan Pacific Retail Properties....................            66,000          $ 1,216,875
        Philips International Realty Corp. ..............           117,000            1,945,125
                                                                                     -----------
                                                                                       3,162,000
                                                                                     -----------
    REGIONAL MALL                                  10.36%
        JP Realty .......................................           105,200            1,873,875
        Macerich Co. ....................................           126,700            2,613,188
        Simon Property Group.............................            81,300            1,951,200
        Taubman Centers..................................           142,500            1,585,312
                                                                                     -----------
                                                                                       8,023,575
                                                                                     -----------
        TOTAL SHOPPING CENTER............................                             11,185,575
                                                                                     -----------
  SPECIALTY                                         1.26%
        Entertainment Properties Trust...................            73,900              974,556
                                                                                     -----------
            TOTAL COMMON STOCK (Identified
              cost -- $75,154,265).......................                             66,080,884
                                                                                     -----------
PREFERRED STOCK                                    12.80%
        Apartment Investment & Management Co., 9.375%,
          Series G.......................................           125,100            2,353,444
        Bradley Real Estate, 8.40%, Series A
          (Convertible)..................................            40,000              785,000
        Camden Property Trust, $2.25, Series A
          (Convertible)..................................            90,100            1,999,094
        Crown American Realty Trust, 11.00%, Series A....            44,300            1,644,638
        Reckson Associates Realty Corp., 7.625%, Series A
          (Convertible)..................................            42,500              804,844
        SL Green Realty Corp., 8.00%, Series A
          (Convertible)..................................            91,200            2,325,600
                                                                                     -----------
            TOTAL PREFERRED STOCK (Identified
              cost -- $11,587,293).......................                              9,912,620
                                                                                     -----------
            TOTAL EQUITIES (Identified
              cost -- $86,741,558).......................                             75,993,504
                                                                                     -----------
                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                  ----------
CORPORATE BOND                                      1.02%
        #Macerich Co. 144A, Convertible, 7.25%, due
          12/15/02 (Identified cost -- $770,175).........         $ 945,000              789,075
                                                                                     -----------
COMMERCIAL PAPER                                    0.22%
        United Bank of Switzerland Finance, 6.15%, due
          4/3/00 (Identified cost -- $170,942)...........           171,000              171,000
                                                                                     -----------
TOTAL INVESTMENTS (Identified cost -- $87,682,675)..99.38%                            76,953,579
OTHER ASSETS IN EXCESS OF LIABILITIES............... 0.62%                               478,613
                                                    -----                            -----------
NET ASSETS (Equivalent to $10.47 per share based on
  7,399,100 shares of capital stock outstanding).. 100.00%                            $77,432,192
                                                   ------                            -----------
                                                   ------                            -----------

---------
* Non-income producing security.

# Security is restricted subject to rule 144A and trades infrequently. The Fund prices this security by obtaining a bid and ask price from two market makers on a weekly basis. The average of the bid and ask prices is used as the security's price.

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 2000 (UNAUDITED)

                                                                           NET ASSET VALUE
                                                   TOTAL NET ASSETS           PER SHARE
                                               -------------------------   ---------------
NET ASSET VALUE:
Beginning of period: 12/31/99................                $78,658,094            $10.63
    Net investment income....................  $ 1,334,931                 $ 0.18
    Net realized and unrealized loss on
       investments...........................     (785,149)                 (0.10)
    Distributions from net investment
       income................................   (1,775,684)                 (0.24)
                                               -----------                 ------
Net decrease in net asset value..............                 (1,225,902)            (0.16)
                                                             -----------            ------
End of period: 3/31/2000.....................                $77,432,192            $10.47
                                                             -----------            ------
                                                             -----------            ------

-------------------

'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                         AVERAGE ANNUAL TOTAL RETURNS*
                        (PERIODS ENDED MARCH 31, 2000)

 ONE YEAR              FIVE YEARS             SINCE INCEPTION (9/27/93)
 --------              ----------             -------------------------
   -0.80%              7.87%                            6.08%

---------

* Based on net asset value.

KEY INFORMATION

For general information and weekly
net asset value call (800) 543-6217

NEW YORK STOCK EXCHANGE SYMBOL: RFI


    ------------------------------------------------------------
                         REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
    ------------------------------------------------------------


--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Martin Cohen
Director and President

Gregory C. Clark
Director

George Grossman
Director

Jeffrey H. Lynford
Director

Willard H. Smith, Jr.
Director

Elizabeth O. Reagan
Vice President

Adam Derechin
Vice President and Assistant Treasurer

Lawrence B. Stoller
Assistant Secretary

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

FUND ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8200
Boston, MA 02266-8200

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol: RFI
Website: www.cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is, of course, no guarantee of future results and your investment may be worth more or less at the time you sell.

--------------------------------------------------------------------------------
                                       7


                              STATEMENT OF DIFFERENCES

          The dagger symbol shall be expressed as ...................... 'D'